                                                                   EXHIBIT 10.13
                                AMENDMENT NO. 1
                                       TO
                  FIRST AMENDED AND RESTATED CREDIT AGREEMENT
--------------------------------------------------------------------------------


         AMENDMENT NO. 1 (this "Amendment"), dated as of February 3, 1998, to the First Amended and Restated Credit Agreement (the "Credit Agreement"), dated as of March 27, 1997, by and among FURON COMPANY, a California corporation (the "Borrower"), the Lenders party thereto, THE FIRST NATIONAL BANK OF CHICAGO and NATIONSBANK OF TEXAS, N.A., as Co-Agents, and THE BANK OF NEW YORK, as swing line lender (in such capacity, the "Swing Line Lender"), ABN AMRO BANK N.V., LOS ANGELES INTERNATIONAL BRANCH, as Documentation Agent, and THE BANK OF NEW YORK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                                    RECITALS

         A. Capitalized terms used herein which are not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

         B. The Borrower intends to issue Senior Subordinated Notes (as defined below) and, in connection therewith, desires to reduce the Aggregate Revolving Credit Commitment Amount and to amend the Credit Agreement to the extent set forth below and the Administrative Agent and the Lenders are willing to agree to the foregoing, subject to the terms and conditions set forth below.

         C. The Borrower has requested that the Administrative Agent and the Lenders release the Medex Guaranty and the Administrative Agent, with the consent of the Lenders is willing to agree thereto, subject to the terms and conditions set forth below.

         Accordingly, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. The Aggregate Revolving Credit Commitments and Aggregate Revolving Credit Amount are hereby reduced from $250,000,000 to $200,000,000.

         2. Section 1.1 of the Credit Agreement is amended by adding the following definitions in their appropriate alphabetical order:

                          "Consolidated Senior Debt": at any date of

                 determination, Consolidated Total Debt minus Subordinated Debt.

                          "Senior Leverage Ratio": at any date of
                 determination, the ratio of (x) Consolidated Senior Debt on such date to (y) Consolidated EBITDA for the four fiscal quarter period ending on such date or, if such date is not the last day of a fiscal quarter, for the immediately preceding four fiscal quarter period.

                          "Subordinated Debt": the Indebtedness of the Borrower
                 under the Senior Subordinated Notes and the Senior Subordinated Indenture.

                          "Senior Subordinated Indenture": the Indenture
                 between the Borrower and the trustee named therein, pursuant to which the Senior Subordinated Notes are issued, as the same may be amended, supplemented or otherwise modified from time to time.

                          "Senior Subordinated Notes": the $125,000,000 Senior
                 Subordinated Notes, due 2008, issued by the Borrower pursuant to the Senior Subordinated Indenture, as the same may be amended, supplemented or otherwise modified from time to time.

         3. The following definitions contained in Section 1.1 of the Credit Agreement are amended to read as follows:

                          "Excess Disposition Proceeds": with respect to any
                 fiscal year, the amount (if positive) equal to the amount of Net Cash Proceeds received by the Borrower and/or any of its Subsidiaries during such fiscal year minus $3,000,000.

                          "Loan Documents": collectively, this Agreement and
                 any promissory notes issued pursuant to Section 2.10.

         4. Sections 2.6(b) and (d) of the Credit Agreement are amended in their entirety to read as follows:

                          (b) Mandatory Reduction in Respect of an Equity Offering or Issuance of Refinancing Debt. The Aggregate Revolving Credit Commitment Amount shall be permanently reduced in the event of any Equity Offering or the issuance of any Refinancing Debt (other than the Senior Subordinated Notes) at the times and in the amounts set forth below:

                          (i) in the case of an Equity Offering consummated within one year after the consummation of the Medex Stock Purchase, 100% of the Net Issuance Proceeds thereof, such reduction to be effective upon the receipt of such Net Issuance Proceeds;

                          (ii) in the case of any other Equity Offering, 50% of the Net Issuance Proceeds thereof, such reduction to be effective upon the receipt of such Net Issuance Proceeds; and

                          (iii)   in the case of the issuance of any
                                  Refinancing Debt (other than the Senior
                                  Subordinated Notes), 100% of the Net Issuance Proceeds thereof, such reduction to be effected upon the receipt of such Net Issuance Proceeds, provided, however, that the Aggregate Revolving Credit Commitment Amount shall not be reduced to less than $150,000,000 pursuant to this clause (iii).

                          (d)     Mandatory Reductions Relating to
                 Dispositions. With respect to each Disposition described in
                 Section 8.4(c), the Aggregate Revolving Credit Commitment Amount shall be permanently reduced on the applicable Disposition Reduction/Prepayment Date by an amount equal to 100% of the Disposition Reduction/Prepayment Amount in respect of such Disposition.

         5. Section 2.6 of the Credit Agreement is further amended by adding the following new subsection (f) thereto:

                          (f) Mandatory Reduction Relating to Asset Sales under the Senior Subordinated Indenture. The Aggregate Revolving Credit Commitment Amount shall be permanently reduced by an amount equal to any prepayment required to be made pursuant to Section 2.7(h) on the date of such prepayment.

         6. Sections 2.7(d) and (f) of the Credit Agreement are amended in their entirety to read as follows:

                          (d) Mandatory Prepayments in Respect of an Equity Offering or Issuance of Refinancing Debt. In the event of an Equity Offering or the issuance of Refinancing Debt (other than the Senior Subordinated Notes), the Borrower shall prepay the Revolving Credit Loans (and, if after giving effect to such prepayment, there are no Revolving Credit Loans outstanding, the Swing Line Loans) at the times and in the amounts set forth below:

                          (i) in the case of an Equity Offering consummated within one year after the consummation of the Medex Stock Purchase, 100% of the Net Issuance Proceeds thereof;

                          (ii) in the case of any other Equity Offering, 50% of the Net Issuance Proceeds thereof, such prepayment to be made upon the receipt of such Net Issuance Proceeds; and

                          (iii)   in the case of the issuance of any
                                  Refinancing Debt (other than the Senior
                                  Subordinated Notes), 100% of the Net Issuance Proceeds thereof, such prepayment to be made on the date of the receipt of the Net Issuance Proceeds thereof.

                          (f)     Mandatory Prepayments Relating to
                 Dispositions. In respect of any Disposition described in
                 Section 8.4(c), on the applicable Disposition Reduction/Prepayment Date, the Borrower shall prepay the Revolving Credit Loans (and, if after giving effect to such prepayment, there are no Revolving Credit Loans outstanding, the Swing Line Loans) by an amount equal to 100% of the Disposition Reduction/Prepayment Amount in respect of such Disposition, if any.

         7. Section 2.7 of the Credit Agreement is further amended by adding the following new subsection (h) thereto:

                          (h) Mandatory Prepayment Relating to Asset Sales under the Senior Subordinated Indenture. In the event that the Borrower would be required to make an "Asset Sale Offer" (as defined in the Senior Subordinated Indenture), the Borrower shall make a prepayment of the Loans in an amount equal to the amount of such Asset Sale Offer that would be required under the Senior Subordinated Indenture on the Business Day immediately preceding the day on which the Borrower would be required to make such Asset Sale Offer.

         8. Section 6.1 of the Credit Agreement is amended by substituting a comma for the word "and" at the end of clause (i) thereof and by adding the following before the period at the end of clause (ii) thereof:

                 and (iii) the Loans requested shall constitute Indebtedness which the Borrower is permitted to incur pursuant to the provisions of the Senior Subordinated Indenture.

         9. Section 6.2 of the Credit Agreement is amended in its entirety to read as follows:

                          6.2.    Borrowing Request

                                  The Administrative Agent shall have received,
                 a Borrowing Request, duly executed by an authorized officer or the Director, Treasury of the Borrower.

         10. Section 7.11(b) of the Credit Agreement is amended with respect to the period on and after the Amendment No. 1 Effective Date in its entirety to read as follows:

                          (b) Leverage Ratio. Maintain at all times during the periods set forth below, a Leverage Ratio of not more than the ratios set forth below:

                          Period                                       Ratio
                          ------                                       -----
                          Amendment No. 1 Effective
                          Date through July 31, 1999                 4.25:1.00

                          August 1, 1999 through
                          July 29, 2000                              4.00:1.00

                          July 30, 2000 through
                          August 5, 2001                             3.75:1.00

                          August 6, 2001 and
                          thereafter                                 3.50:1.00.


         11. Section 7.11 of the Credit Agreement is amended by adding a new subsection (e) to the end thereof to read as follows:

                          (e) Senior Leverage Ratio. Maintain at all times during the periods set forth below, a Senior Leverage Ratio of not more than the ratios set forth below:

                          Period                                      Ratio
                          ------                                      -----
                          Amendment No. 1 Effective
                          Date through July 31, 1999                 3.00:1.00

                          August 1, 1999 through
                          July 29, 2000                              2.75:1.00

                          July 30, 2000 and
                          thereafter                                 2.50:1.00.

         12. Section 8.1(v) of the Credit Agreement is amended by adding "(including the Indebtedness of the Borrower under the Senior Subordinated Notes)" immediately after the reference to "Refinancing Debt" at the beginning of such clause (v).

         13. Sections 8.3(e)(iii) and 8.3(f)(iii) of the Credit Agreement are each amended to read as follows:

                 (iii) the Leverage Ratio will not exceed 4:00:1.00 and the Borrower will be in compliance with each of the financial covenants contained in Section 7.11, in each case on a pro-forma basis after giving effect to such Acquisition and any Indebtedness incurred or assumed in connection therewith which is permitted by Section 8.1,

         14. Section 8.4(c)(iii) of the Credit Agreement is amended to read as follows:

                          (iii) in the event that the Net Cash Proceeds of such Disposition together with the Net Cash Proceeds of all Dispositions made during the same fiscal year exceed $3,000,000 in the aggregate, the Aggregate Revolving Credit Commitment Amount shall be permanently reduced and the Borrower shall prepay the Loans at the times and in the amounts specified in Sections 2.6 and 2.7, if applicable, and

         15. Section 8.5(j) of the Credit Agreement is amended to read in its entirety as follows:

                          (j)     Investments consisting of loans or
                 contributions by the Borrower to the ESOP or to a grantor employee stock trust in the ordinary course of the operation thereof not in excess of $10,000,000 in the aggregate; and

         16. Section 8 of the Credit Agreement is amended by adding new Sections 8.12 and 8.13 to the end thereof to read as follows:

                          8.12.   Subordinated Debt

                                  Make any payment in respect of principal of,
                 or premium or interest on, or purchase, voluntarily redeem or otherwise retire, or make any payment in respect of all or any part of the Indebtedness under the Senior Subordinated Indenture or the Senior Subordinated Notes or any other subordinated Indebtedness, or permit any Subsidiary so to do, except subject to the subordination provisions of the Senior Subordinated Indenture (as in effect on its original effective date), payments required to be made under the Senior Subordinated Indenture or with respect to the Senior Subordinated Notes.

                          8.13.   Designated Senior Debt

                                  Designate any Indebtedness (other than the
                 Indebtedness under the Loan Documents) as "Designated Senior Debt" for purposes of the Senior Subordinated Indenture without the prior written consent of Required Lenders.

         17.      Section 9.1(k) of the Credit Agreement is hereby deleted and
Section 9.1(l) is relettered as 9.1(k).

         18. Section 11.1(a) of the Credit Agreement is hereby amended by adding the word "or" immediately prior to clause (vi) thereof, by inserting a semi-colon immediately after the term

"Required Lenders" on the penultimate line thereof and by deleting "or (vii) release Medex from its obligations under the Medex Guaranty;" at the end thereof.

         19. Each of the Lenders hereby consents to the release by the Administrative Agent of the Medex Guaranty. The Administrative Agent, with the consent of each of the Lenders, hereby releases Medex from the Medex Guaranty which shall be of no further force and effect.

         20. Exhibits A, B and D in the form annexed is substituted for Exhibits A, B and D to the Credit Agreement.

         21. Paragraphs 1-20 of this Amendment shall not be effective until the prior or simultaneous fulfillment of the following conditions (the "Amendment No. 1 Effective Date"):

                 (a) the Amendment No. 1 Effective Date shall have occurred prior to September 1, 1998;

                 (b) the Administrative Agent shall have received this Amendment executed by a duly authorized officer or officers of each party hereto;

                 (c) the Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary of the Borrower
         (i) attaching a true and complete copy of the resolutions of its Board of Directors and of all documents evidencing other necessary corporate action (in form and substance satisfactory to the Administrative Agent) taken by the Borrower to authorize the execution and delivery of this Amendment, the Senior Subordinated Indenture and the Senior Subordinated Notes, (ii) certifying that its certificate of incorporation and by-laws have not been amended since November 16, 1996, or, if so, setting forth the same and (iii) setting forth the incumbency of its officer or officers who may sign this Amendment, including therein a signature specimen of such officer or officers;

                 (d) the Borrower shall have prepaid the Loans to the extent required by Section 2.7(b) of the Credit Agreement;

                 (e) No Default or Event of Default would exist before or after giving effect to the issuance of the Senior Subordinated Notes and the Administrative Agent shall have received a certificate of a Financial Officer to such effect, which certificate shall attached a true, complete and correct copy of the Senior Subordinated Indenture and the offering memorandum with respect thereto; and

                 (f) The Senior Subordinated Notes shall have been issued and the Borrower shall have received the net proceeds thereof.

         22. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one amendment. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

         23. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

         24. Except as amended hereby, the Credit Agreement shall in all other respects remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                FURON COMPANY



                                By:      /s/ J. Michael Hagan
                                   ------------------------------------------
                                Name:    J. Michael Hagan
                                Title:   Chairman and CEO


                                By:      /s/ Monty Houdeshell
                                   ------------------------------------------
                                Name:    Monty Houdeshell
                                Title:   Chief Financial Officer

                  AMENDMENT NO. 1 TO THE FURON CREDIT AGREEMENT


                                THE BANK OF NEW YORK, Individually, as Swing
                                Line Lender and as Administrative Agent



                                By:      /s/ Rebecca K. Levine
                                   ------------------------------------------
                                Name:    Rebecca K. Levine
                                Title:   Vice President

                  AMENDMENT NO. 1 TO THE FURON CREDIT AGREEMENT


                                ABN AMRO BANK N.V., LOS ANGELES INTERNATIONAL BRANCH, Individually, and as
                                Documentation Agent



                                By:       /s/ John A. Miller
                                   ------------------------------------------
                                Name:     John A. Miller
                                Title:    Group Vice President


                                By:       /s/ Heather F. Brandt
                                   ------------------------------------------
                                Name:     Heather F. Brandt
                                Title:    Vice President

                  AMENDMENT NO. 1 TO THE FURON CREDIT AGREEMENT


                                THE FIRST NATIONAL BANK OF CHICAGO,
                                Individually, and as Co-Agent


                                By:      /s/ James D. Benko
                                ------------------------------------------
                                Name:    James D. Benko
                                Title:   Vice President

                  AMENDMENT NO. 1 TO THE FURON CREDIT AGREEMENT


                                NATIONSBANK OF TEXAS, N.A., Individually, and as Co-Agent



                                By:      /s/ Charles F. Lilygren
                                   ------------------------------------------
                                Name:    Charles F. Lilygren
                                Title:   Vice President

                  AMENDMENT NO. 1 TO THE FURON CREDIT AGREEMENT


                                THE BANK OF NOVA SCOTIA



                                By:      /s/ Chris Osborn
                                   ------------------------------------------
                                Name:    Chris Osborn
                                Title:   Relationship Manager

                  AMENDMENT NO. 1 TO THE FURON CREDIT AGREEMENT


                                MELLON BANK, N.A.



                                By:      /s/ Gill S. Realon
                                   ------------------------------------------
                                Name:    Gill S. Realon
                                Title:   Vice President

                  AMENDMENT NO. 1 TO THE FURON CREDIT AGREEMENT


                                COMERICA BANK



                                By:      /s/ Emmanuel M. Skevofilax
                                   ------------------------------------------
                                Name:    Emmanuel M. Skevofilax
                                Title:   Assistant Vice President

                  AMENDMENT NO. 1 TO THE FURON CREDIT AGREEMENT


                                UNION BANK OF CALIFORNIA, N.A.



                                By:      /s/ Andrew G. Ewing, Jr.
                                   ------------------------------------------
                                Name:    Andrew G. Ewing, Jr.
                                Title:   Vice President

                  AMENDMENT NO. 1 TO THE FURON CREDIT AGREEMENT


                                BANK ONE, NA



                                By:      /s/ Douglas M. Klamfoth
                                   ------------------------------------------
                                Name:    Douglas M. Klamfoth
                                Title:   Vice President

                  AMENDMENT NO. 1 TO THE FURON CREDIT AGREEMENT


                                BANQUE NATIONALE DE PARIS



                                By:       /s/ Clive Bettles
                                   ------------------------------------------
                                Name:     Clive Bettles
                                Title:    Senior Vice President & Manager


                                By:       /s/ Deborah Y. Gohh
                                   ------------------------------------------
                                Name:     Deborah Y. Gohh
                                Title:    Vice President

                  AMENDMENT NO. 1 TO THE FURON CREDIT AGREEMENT


                                THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                LOS ANGELES AGENCY



                                By:       /s/ Vicente L. Timiraos
                                   ------------------------------------------
                                Name:     Vicente L. Timiraos
                                Title:    Senior Vice President &
                                          Senior Deputy General Manager

                  AMENDMENT NO. 1 TO THE FURON CREDIT AGREEMENT


                                WACHOVIA BANK OF GEORGIA, N.A.



                                By:      /s/ Mariel C. Albrecht
                                   ------------------------------------------
                                Name:    Mariel C. Albrecht
                                Title:   Assistant Vice President